Exhibit 99

News Release

Release Date: January 24, 2013	Contact: Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059

MICROS REPORTS FISCAL 2013 SECOND QUARTER RESULTS

RECORD SECOND QUARTER REVENUE, NET INCOME AND EPS

NEW STOCK BUYBACK PLAN APPROVED

Columbia, MD - January 24, 2013— MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2013 second quarter ended December 31, 2012.

FINANCIAL HIGHLIGHTS

•	Revenue for the quarter was $324.5 million, an increase of $54.1 million, or 20.0%, versus the same period last year.

•	Revenue for the six-month period was $624.4 million, an increase of $97.4 million, or 18.5% over the same period last year.

•	GAAP net income for the quarter was $44.1 million, an increase of $5.8 million, or 15.2%, over the same period last year.

•	GAAP net income for the six-month period was $85.2 million, an increase of $9.6 million, or 12.8%, over the same period last year.

•	GAAP diluted earnings per share (EPS) for the quarter was $0.54 per share, an increase of $0.07, or 14.9%, over the same period last year.

•	GAAP diluted EPS for the six-month period was $1.04, an increase of $0.12, or 13.0%, over the same period last year.

•	Non-GAAP financial results, excluding the effect of charges for stock options, amortization of Torex intangibles, restructuring of Torex, and a one-time gain on the sale of auction rate securities, are as follows:

-	Non-GAAP net income for the quarter was $47.0 million, an increase of $4.9 million, or 11.6%, over the year ago period.

-	Non-GAAP net income for the six-month period was $93.4 million, an increase of $12.0 million, or 14.7%, over the year ago period.

-	Non-GAAP diluted EPS for the quarter was $0.58, an increase of $0.07, or 13.7%, over the year ago period.

-	Non-GAAP diluted EPS for the six-month period was $1.14, an increase of $0.15, or 15.2%, over the year ago period.

MICROS’s revenue, net income and EPS results were Company records for a second fiscal quarter.

Peter A. Altabef, MICROS’s President and CEO, stated, “We are pleased with the results of the second fiscal quarter as our business progresses across all regions of the world.“

MICROS’s financial guidance for fiscal 2013 remains the same as previously provided in August 2012 with revenue between $1.3 billion and $1.325 billion and Non-GAAP EPS between $2.40 and $2.44.

NEW STOCK BUYBACK APPROVED

On January 22, 2013, our Board of Directors approved the purchase of an additional two million shares of our common stock. The new plan will take the effect once the current two million share buyback plan of August 2010 is completed. Under the new plan, shares will be purchased from time to time in the open market as business conditions warrant.

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of January 24, 2013. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

News
	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenue:
Hardware	$67,245	$57,427	$131,004	$105,837
Software	38,747	34,552	69,525	67,824
Service	218,528	178,424	423,842	353,300
Total revenue	324,520	270,403	624,371	526,961

Cost of sales:
Hardware	43,295	36,637	86,352	66,800
Software	5,257	4,294	10,621	9,153
Service	103,767	77,103	201,864	154,186
Stock option expense	82	48	155	85
Total cost of sales	152,401	118,082	298,992	230,224

Gross margin	172,119	152,321	325,379	296,737

Selling, general and administrative expenses	79,952	76,549	152,600	149,301
Research and development expenses	17,526	12,174	33,891	23,200
Depreciation and amortization	4,207	3,624	8,324	7,860
Stock option expense	7,233	5,729	11,371	8,696
Amortization expense - Torex acquisition	1,314	0	2,722	0
Restructuring charge	296	0	1,693	0
Total operating expenses	110,528	98,076	210,601	189,057

Income from operations	61,591	54,245	114,778	107,680
Non-operating income (expense):
Interest income, net	1,129	1,765	2,305	3,579
Realized gain on sale of auction rate securities	3,494	0	3,494	0
Other non-operating expense, net	(635)	(350)	(964)	198
Total non-operating income, net	3,988	1,415	4,835	3,777

Income before taxes	65,579	55,660	119,613	111,457
Income tax provision	21,289	17,477	34,257	35,891
Net income	44,290	38,183	85,356	75,566
Less: Net (income) loss attributable to noncontrolling interest	(204)	102	(206)	(49)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$44,086	$38,285	$85,150	$75,517

Net Income per diluted common share attributable to MICROS Systems, Inc.	$0.54	$0.47	$1.04	$0.92
Weighted-average number of shares outstanding - diluted	81,289	81,971	81,643	82,190

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.

Net Income attributable to MICROS Systems, Inc.	$44,086	$38,285	$85,150	$75,517
Add back:
Stock option expense
Selling, general and administrative expenses	6,905	5,424	10,605	8,082
Research and development expenses	328	305	766	614
Cost of sales	82	48	155	85
	7,315	5,777	11,526	8,781
Realized gain on sale of auction rate securities	(3,494)	0	(3,494)	0
Torex amortization expense	1,314	0	2,722	0
Restructuring charge	296	0	1,693	0
Total add back	5,431	5,777	12,447	8,781

Subtract tax effect on:
Stock option expense	2,391	1,959	3,655	2,902
Torex amortization expense	59	0	118	0
Restructuring charge	83	0	432	0
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$46,984	$42,103	$93,392	$81,396

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.58	$0.51	$1.14	$0.99

We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.
-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

News
	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	December 31, 2012	June 30, 2012
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$631,833	$582,038
Accounts receivable, net	215,549	235,433
Inventory	52,728	44,278
Deferred income taxes	13,313	17,004
Prepaid expenses and other current assets	54,995	37,343
Total current assets	968,418	916,096

Long-term investments	5,579	34,456
Property, plant and equipment, net	39,350	35,435
Deferred income taxes, non-current	54,602	50,326
Goodwill	453,956	444,117
Intangible assets, net	41,441	45,024
Purchased and internally developed software costs, net	34,986	33,980
Other assets	6,837	6,586
Total Assets	$1,605,169	$1,566,020

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$63,128	$69,978
Accrued expenses and other current liabilities	145,124	174,214
Income taxes payable	11,956	1,788
Deferred revenue	164,760	169,989
Total current liabilities	384,968	415,969

Income taxes payable, non-current	33,136	34,722
Deferred income taxes, non-current	866	2,554
Other non-current liabilities	15,988	16,644
Total liabilities	434,958	469,889

Commitments and contingencies

Equity:
MICROS Systems, Inc. shareholders’ equity:
Common stock	1,984	2,008
Capital in excess of par	71,773	107,662
Retained earnings	1,085,972	1,000,822
Accumulated other comprehensive income (loss)	7,389	(17,847)
Total MICROS Systems, Inc. shareholders’ equity	1,167,118	1,092,645
Noncontrolling interest	3,093	3,486
Total Equity	1,170,211	1,096,131

Total Liabilities and Equity	$1,605,169	$1,566,020

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